ASSIGNMENT OF FRANCHISE AND LICENSE AGREEMENTS



     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, made, executed and delivered on the 2nd day of February, 1995, by Alan Cohen, as Chapter 11 Trustee for Ciro Inc., Ciro of Bond Street, Inc., and Ciro Creations, Inc. (herein called
"Trustee")  to  Merchants  T&F,  Inc.,  a New York  corporation  (herein  called
"Buyer").

     WHEREAS, Trustee is the Chapter 11 Trustee in certain Chapter 11 cases jointly administered as Case No. 94--B-43389 (the "Cases") pending in the United States Bankruptcy Court, Southern District of New York; and

     WHEREAS, Trustee has succeeded by operation of law to all right, title and interest previously enjoyed by Ciro Inc., Ciro of Bond Street, Inc., and Ciro Creations, Inc., the debtors in the Cases (collectively, the "Debtors"), in and to the business and assets of the Debtors; and

     WHEREAS, Trustee and Buyer are parties to a certain Asset Purchase Agreement of even date herewith (the "Purchase Agreement") which provides for, among other things, the sale and o transfer to Buyer from Trustee of all of the Trustee's right, title and interest in and to said assets (the "Subject Assets"), all as more fully described in the Purchase Agreement, for consideration in the amount and on terms and conditions provided in the Purchase Agreement; and

     WHEREAS, the parties desire to carry out the intent and purpose of the Purchase Agreement by Trustee's execution and delivery to Buyer of, among other things, this Assignment and Assumption Agreement evidencing the transfer to and vesting in Buyer of all of the Trustee's right, title and interest in and to the franchise and license agreements (the "Franchise/License Agreements") listed on Exhibit A attached hereto.

     NOW, THEREFORE, in consideration of payment of the Purchase Price (as defined in the Purchase Agreement) and of other good and valuable consideration to Trustee, simultaneously with or before the execution and delivery hereof, the receipt and sufficiency of which are hereby acknowledged, Trustee hereby assigns and transfers to Buyer all of the Trustee's right, title and interest in and to the Franchise/License Agreements, TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns, forever.

     This assignment is made without any representation or warranty, express or implied, with respect to the Franchise/License Agreements or the Trustee's right, title or interest in any of them.

     Upon the execution and delivery hereof, Buyer assumes all obligations in respect of the Franchise/License Agreements.

Executed: February 2, 1995


                                                       MERCHANTS T&F, INC.


                                                       By: /s/ Laszlo Schwartz
                                                           ---------------------
                                                           Name:
                                                           Title: V.P.



                                         See next page for signature of Trustee.

                                             /s/ Alan Cohen
                                             -------------------------
                                              Alan Cohen, Chapter 11 Trustee
                                              of Ciro Inc., et al.


[NOTARY STAMP]